Principal Funds, Inc.
Supplement dated October 31, 2024
to the Prospectus and Statement of Additional Information
both dated March 1, 2024
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR HIGH INCOME FUND
IMPORTANT NOTICE: On October 31, 2024, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the High Income Fund (the “Fund”) by the High Yield Fund (the “Proposed Merger”). Additional information about the Proposed Merger will be provided in the Information Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in February 2025. The record date for the determination of shareholders entitled to receive notice of the Proposed Merger is January 6, 2025, and the Proposed Merger is expected to occur on or about February 28, 2025. The Fund’s officers, however, have the discretion to change these dates. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On or about February 28, 2025, delete all references to the High Income Fund from the Prospectus.
The changes described below are being made to the Statement of Additional Information.
The proposed merger of the High Income Fund into the High Yield Fund is expected to occur on or about February 28, 2025 (the “Merger Date”). The Fund’s officers, however, have the discretion to change this date.
On the Merger Date, delete all references to the High Income Fund from the Statement of Additional Information.
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